Exhibit 99.1
CVR Energy Reports 2013 Fourth Quarter and Full Year Results
And Announces Cash Dividend of 75 Cents

•	2013 cumulative cash dividends of $1.3 billion or $15 per share

•	Full year 2013 adjusted EBITDA of $660 million

•	Record quarterly combined crude throughput of 201,774 barrels per day for the petroleum subsidiary

•	Record fourth quarter and full year UAN production of 270,100 tons and 930,600 tons, respectively, for the fertilizer subsidiary

SUGAR LAND, Texas (Feb. 20, 2014) - CVR Energy, Inc. (NYSE: CVI) today announced full year 2013 net income of $370.7 million, or $4.27 per diluted share, on net sales of $8,985.8 million, compared to net income for the full year 2012 of $378.6 million, or $4.33 per diluted share, on net sales of $8,567.3 million. Full year 2013 adjusted EBITDA was $659.7 million compared to full year 2012 adjusted EBITDA, a non-GAAP financial measure, of $1,264.5 million.

For the fourth quarter of 2013, the company reported a net loss of $21.7 million, or a loss of 25 cents per diluted share, on net sales of $2,436.0 million, compared to fourth quarter 2012 net income of $40.2 million, or 46 cents per diluted share, on net sales of $1,880.8 million. Impacting 2013 fourth quarter net income was a net loss on derivatives of $115.9 million, which included a gain on current period settled derivatives of $10.3 million, and an unfavorable first-in, first-out (FIFO) accounting impact of $62.0 million. Derivative losses were primarily the result of wider crack spreads at the end of the fourth quarter on open commodity swap positions as of Dec. 31, 2013. The majority of the commodity swap positions will be settled at various times in 2014.

Fourth quarter 2013 adjusted EBITDA was $110.0 million compared to adjusted EBITDA of $210.3 million for the same period a year earlier.

“Both of our businesses had excellent operational performance in the fourth quarter,” said Jack Lipinski, CVR Energy’s chief executive officer. “Our petroleum subsidiary, CVR Refining, had record combined crude throughput rates for the quarter. Our fertilizer subsidiary, CVR Partners, posted high on-stream rates and record UAN production for the quarter and year.”

The company also announced a fourth quarter 2013 cash dividend of 75 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on March 10, 2014, to stockholders of record on March 3, 2014.

Today, CVR Refining announced a 2013 fourth quarter cash distribution of 45 cents per common unit, and CVR Partners announced a 2013 fourth quarter cash distribution of 43 cents per common unit.

“We continue to return cash to stockholders through quarterly dividends,” Lipinski said. “CVR Energy’s fourth quarter cash dividend of 75 cents per share brings the cumulative cash dividends paid or declared for 2013 to $15 per share.”

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported fourth quarter 2013 operating income of $14.9 million, on net sales of $2,360.9 million, compared to operating income of $121.3 million, on net sales of $1,816.2 million in the fourth quarter of 2012.

Refining margin adjusted for FIFO impact per crude oil throughput barrel, a non-GAAP financial measure, was $11.48 in the 2013 fourth quarter, compared to $25.93 during the same period in 2012. Direct operating expenses per barrel sold, exclusive of depreciation and amortization, for the 2013 fourth quarter was $4.27, compared to $11.29 in the fourth quarter of 2012. Fourth quarter 2012 direct operating expenses and throughputs were negatively impacted by a major scheduled turnaround at the Wynnewood refinery.

Fourth quarter 2013 throughputs of crude oil and all other feedstocks and blendstocks totaled 216,876 bpd, compared to fourth quarter 2012 throughputs of crude oil and all other feedstocks and blendstocks of 162,603 bpd.

Nitrogen Fertilizers Business

The fertilizer business operated by CVR Partners reported fourth quarter 2013 operating income of $29.7 million on net sales of $84.3 million, compared to operating income of $16.0 million on net sales of $67.6 million for the fourth quarter of 2012.

For the fourth quarter of 2013, average realized plant gate prices for UAN and ammonia were $253 per ton and $478 per ton, respectively, compared to $274 per ton and $676 per ton, respectively, for the same period in 2012.

CVR Partners produced 98,900 tons of ammonia and purchased an additional 12,000 tons of ammonia during the fourth quarter of 2013, of which 1,600 net tons were available for sale while the rest was upgraded to a record 270,100 tons of UAN. In the 2012 fourth quarter, the plant produced 87,700 tons of ammonia with 35,300 net tons available for sale with the remainder upgraded to 127,300 tons of UAN. Fourth quarter 2012 production tons were heavily impacted by a scheduled turnaround at the company’s fertilizer plant in Coffeyville, Kan.

Cash and Debt

Consolidated cash and cash equivalents, which included $279.8 million for CVR Refining and $85.1 million for CVR Partners, was $842.1 million at Dec. 31, 2013. Consolidated total debt was $676.2 million at Dec. 31, 2013. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

Fourth Quarter 2013 Earnings Conference Call Information

CVR Energy previously announced that it will host its fourth quarter 2013 Earnings Conference Call for analysts and investors on Thursday, Feb. 20, at 2:30 p.m. Eastern.

The Earnings Conference Call will be broadcast live over the Internet at http://www.videonewswire.com/event.asp?id=97985. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at http://www.videonewswire.com/event.asp?id=97985. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 13575656.

# # #

Forward Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other SEC filings. These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own a majority of the common units representing limited partner interests of CVR Refining and CVR Partners.

For further information, please contact:

Investor Relations:
Jay Finks
CVR Energy, Inc.
913-982-0481
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
281-207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited other than the Statements of Operations and cash flow data for the year ended December 31, 2012 and the balance sheet data as of December 31, 2012).

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$2,436.0	$1,880.8	$8,985.8	$8,567.3
Cost of product sold	2,219.7	1,485.1	7,563.2	6,696.9
Direct operating expenses	110.6	202.5	455.8	522.1
Selling, general and administrative expenses	28.6	35.7	113.5	183.4
Depreciation and amortization	37.4	32.6	142.8	130.0
Operating income	39.7	124.9	710.5	1,034.9
Interest expense and other financing costs	(10.9)	(18.2)	(50.5)	(75.4)
Interest income	0.3	0.3	1.2	0.9
Gain (loss) on derivatives, net	(115.9)	(8.2)	57.1	(285.6)
Loss on extinguishment of debt	—	(37.5)	(26.1)	(37.5)
Other income, net	7.1	0.2	13.5	0.9
Income (loss) before income tax expense (benefit)	(79.7)	61.5	705.7	638.2
Income tax expense (benefit)	(39.1)	16.7	183.7	225.6
Net income (loss)	(40.6)	44.8	522.0	412.6
Less: Net income (loss) attributable to noncontrolling interest	(18.9)	4.6	151.3	34.0
Net income (loss) attributable to CVR Energy stockholders	$(21.7)	$40.2	$370.7	$378.6

Basic earnings (loss) per share	$(0.25)	$0.46	$4.27	$4.36
Diluted earnings (loss) per share	$(0.25)	$0.46	$4.27	$4.33
Dividends declared per share	$0.75	$—	$14.25	$—

Adjusted EBITDA*	$110.0	$210.3	$659.7	$1,264.5
Adjusted net income*	$61.7	$103.8	$348.6	$660.1
Adjusted net income, per diluted share*	$0.71	$1.20	$4.01	$7.55

Weighted-average common shares outstanding:
Basic	86.8	86.8	86.8	86.8
Diluted	86.8	86.8	86.8	87.4

	As of December 31, 2013	As of December 31, 2012
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$842.1	$896.0
Working capital	1,230.2	1,135.4
Total assets	3,665.8	3,610.9
Total debt, including current portion	676.2	898.2
Total CVR stockholders’ equity	1,188.6	1,525.1

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$118.8	$(21.2)	$440.1	$762.6
Investing activities	(72.9)	(67.1)	(250.3)	(210.7)
Financing activities	(90.9)	(4.0)	(243.7)	(44.2)
Net cash flow	$(45.0)	$(92.3)	$(53.9)	$507.7

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in the Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment includes the operations of the Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with the crude oil gathering and pipeline systems. Effective with its initial public offering on January 23, 2013, our Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as the general partner. Detailed operating results for the Petroleum segment for the quarter ended December 31, 2013 are included in CVR Refining’s press release dated February 20, 2014. The Nitrogen Fertilizer segment is operated by CVR Partners, LP (“CVR Partners”), in which we own a majority interest as well as the general partner. It consists of a nitrogen fertilizer manufacturing facility that utilizes a pet coke gasification process in producing nitrogen fertilizer. Detailed operating results for the Nitrogen Fertilizer segment for the quarter ended December 31, 2013 are included in CVR Partners’ press release dated February 20, 2014.

The Petroleum Segment, as reported herein for the three months ended and year ended December 31, 2012, is not reflective of the full and actual financial statements of CVR Refining as certain allocations that were charged to CVR Refining were not made at the Petroleum segment. Beginning in 2013, the financial statements of the Petroleum segment are the same as CVR Refining’s financial statements.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2013
Net sales	$2,360.9	$84.3	$(9.2)	$2,436.0
Cost of product sold	2,209.7	18.9	(8.9)	2,219.7
Direct operating expenses (1)	87.2	23.4	—	110.6
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	20.0	5.3	3.3	28.6
Depreciation and amortization	29.1	7.0	1.3	37.4
Operating income (loss)	$14.9	$29.7	$(4.9)	$39.7

Capital expenditures	$63.7	$7.9	$1.3	$72.9

Year Ended December 31, 2013
Net sales	$8,683.5	$323.7	$(21.4)	$8,985.8
Cost of product sold	7,526.7	58.1	(21.6)	7,563.2
Direct operating expenses (1)	361.7	94.1	—	455.8
Major scheduled turnaround expenses	—	—	—	—
Selling, general and administrative	77.8	21.0	14.7	113.5
Depreciation and amortization	114.3	25.6	2.9	142.8
Operating income (loss)	$603.0	$124.9	$(17.4)	$710.5

Capital expenditures	$204.5	$43.8	$8.2	$256.5

	Petroleum	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
Three Months Ended December 31, 2012
Net sales	$1,816.2	$67.6	$(3.0)	$1,880.8
Cost of product sold	1,476.5	11.5	(2.9)	1,485.1
Direct operating expenses (1)	84.2	24.6	—	108.8
Major scheduled turnaround expenses	89.1	4.6	—	93.7
Selling, general and administrative	17.8	6.0	11.9	35.7
Depreciation and amortization	27.3	4.9	0.4	32.6
Operating income (loss)	$121.3	$16.0	$(12.4)	$124.9

Capital expenditures	$37.4	$24.7	$5.0	$67.1

Year Ended December 31, 2012
Net sales	$8,281.5	$302.3	$(16.5)	$8,567.3
Cost of product sold	6,667.3	46.1	(16.5)	6,696.9
Direct operating expenses (1)	302.8	90.8	—	393.6
Major scheduled turnaround expenses	123.7	4.8	—	128.5
Selling, general and administrative	67.6	24.1	91.7	183.4
Depreciation and amortization	107.6	20.7	1.7	130.0
Operating income (loss)	$1,012.5	$115.8	$(93.4)	$1,034.9

Capital expenditures	$120.0	$82.2	$10.0	$212.2

(1) Excluding turnaround expenses

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated

	(in millions)
December 31, 2013
Cash and cash equivalents	$279.8	$85.1	$477.2	$842.1
Total assets	2,533.3	593.5	539.0	3,665.8
Total debt, including current portion	582.7	125.0	(31.5)	676.2

December 31, 2012
Cash and cash equivalents	$153.1	$127.8	$615.1	$896.0
Total assets	2,258.5	623.0	729.4	3,610.9
Total debt, including current portion	773.2	125.0	—	898.2

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operated by CVR Refining, LP, of which we own a majority interest and serve as general partner, and the Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter ended December 31, 2013 are included in CVR Refining’s press release dated February 20, 2014.

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions, except operating statistics)
Petroleum Segment Summary Financial Results:
Net sales	$2,360.9	$1,816.2	$8,683.5	$8,281.5
Cost of product sold	2,209.7	1,476.5	7,526.7	6,667.3
Refining margin*	151.2	339.7	1,156.8	1,614.2
Direct operating expenses	87.2	84.2	361.7	302.8
Major scheduled turnaround expenses	—	89.1	—	123.7
Depreciation and amortization	29.1	27.3	114.3	107.6
Gross profit*	34.9	139.1	680.8	1,080.1
Selling, general and administrative expenses	20.0	17.8	77.8	67.6
Operating income	$14.9	$121.3	$603.0	$1,012.5

Refining margin adjusted for FIFO impact*	$213.2	$352.6	$1,135.5	$1,672.6

Adjusted Petroleum EBITDA*	$117.5	$198.2	$712.0	$1,178.9

Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$8.14	$24.98	$16.90	$26.04
FIFO impact (favorable) unfavorable	3.34	0.95	(0.31)	0.94
Refining margin adjusted for FIFO impact*	11.48	25.93	16.59	26.98
Gross profit*	1.88	10.23	9.94	17.42
Direct operating expenses and major scheduled turnaround expenses	4.70	12.75	5.28	6.88
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$4.27	$11.29	$5.00	$6.38
Barrels sold (barrels per day)	222,140	166,917	198,142	182,701

	Three Months Ended December 31,				Year Ended December 31,
	2013		2012		2013		2012
Petroleum Segment Summary Refining Throughput and Production Data:
(barrels per day)
Throughput:
Sweet	155,326	71.6%	112,113	68.9%	149,147	75.4%	130,414	72.4%
Medium	22,834	10.5%	20,508	12.6%	19,151	9.7%	21,334	11.8%
Heavy sour	23,614	10.9%	15,194	9.3%	19,270	9.8%	17,608	9.8%
Total crude oil throughput	201,774	93.0%	147,815	90.8%	187,568	94.9%	169,356	94.0%
All other feedstocks and blendstocks	15,102	7.0%	14,788	9.2%	10,121	5.1%	10,791	6.0%
Total throughput	216,876	100.0%	162,603	100.0%	197,689	100.0%	180,147	100.0%
Production:
Gasoline	109,902	50.2%	82,855	50.6%	94,561	47.7%	89,787	49.9%
Distillate	90,572	41.3%	64,577	39.5%	82,089	41.4%	72,804	40.6%
Other (excluding internally produced fuel)	18,689	8.5%	16,284	9.9%	21,617	10.9%	17,262	9.5%
Total refining production (excluding internally produced fuel)	219,163	100.0%	163,716	100.0%	198,267	100.0%	179,853	100.0%
Product price (dollars per gallon):
Gasoline	$2.40		$2.62		$2.72		$2.86
Distillate	2.96		3.13		3.02		3.08

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$97.61	$88.23	$98.05	$94.15
Crude Oil Differentials:
WTI less WTS (light/medium sour)	4.14	9.29	2.64	5.40
WTI less WCS (heavy sour)	31.66	27.07	24.58	22.53
NYMEX Crack Spreads:
Gasoline	14.14	26.63	21.44	28.55
Heating Oil	28.02	40.00	27.60	32.94
NYMEX 2-1-1 Crack Spread	21.08	33.32	24.52	30.75
PADD II Group 3 Basis:
Gasoline	(10.95)	(4.82)	(4.54)	(3.11)
Ultra Low Sulfur Diesel	(2.65)	2.57	0.58	2.17
PADD II Group 3 Product Crack:
Gasoline	3.19	21.82	16.90	25.45
Ultra Low Sulfur Diesel	25.36	42.57	28.18	35.11
PADD II Group 3 2-1-1	14.28	32.19	22.54	30.28

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$1,536.8	$1,548.6	$5,370.8	$5,692.4
Cost of product sold	1,442.2	1,238.3	4,648.6	4,566.0
Refining margin*	94.6	310.3	722.2	1,126.4
Direct operating expenses	48.7	54.4	219.4	189.1
Major scheduled turnaround expenses	—	—	—	21.2
Depreciation and amortization	17.9	17.5	70.8	69.6
Gross profit*	$28.0	$238.4	$432.0	$846.5

Refining margin adjusted for FIFO impact*	$142.8	$321.9	$710.0	$1,164.5

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$8.41	$27.07	$17.90	$26.81
FIFO impact (favorable) unfavorable	4.28	1.01	(0.30)	0.91
Refining margin adjusted for FIFO impact*	12.69	28.08	17.60	27.72
Gross profit*	2.49	20.80	10.71	20.15
Direct operating expenses and major scheduled turnaround expenses	4.33	4.75	5.44	5.01
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$3.78	$4.20	$5.00	$4.66
Barrels sold (barrels per day)	139,891	140,943	120,166	123,418

	Three Months Ended December 31,				Year Ended December 31,
	2013		2012		2013		2012
Coffeyville Refinery Throughput and Production Data:
(barrels per day)
Throughput:
Sweet	98,180	73.8%	93,692	67.5%	90,818	77.1%	91,580	74.3%
Medium	453	0.3%	15,684	11.3%	453	0.4%	5,601	4.6%
Heavy sour	23,614	17.8%	15,194	10.9%	19,270	16.3%	17,608	14.3%
Total crude oil throughput	122,247	91.9%	124,570	89.7%	110,541	93.8%	114,789	93.2%
All other feedstocks and blendstocks	10,773	8.1%	14,259	10.3%	7,253	6.2%	8,412	6.8%
Total throughput	133,020	100.0%	138,829	100.0%	117,794	100.0%	123,201	100.0%
Production:
Gasoline	67,406	49.3%	71,259	50.5%	56,262	46.8%	61,998	49.6%
Distillate	57,280	41.9%	57,382	40.7%	50,353	41.9%	52,429	41.9%
Other (excluding internally produced fuel)	11,943	8.8%	12,457	8.8%	13,499	11.3%	10,629	8.5%
Total refining production (excluding internally produced fuel)	136,629	100.0%	141,098	100.0%	120,114	100.0%	125,056	100.0%

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$823.0	$266.5	$3,308.4	$2,587.6
Cost of product sold	767.3	236.4	2,877.5	2,101.4
Refining margin*	55.7	30.1	430.9	486.2
Direct operating expenses	38.5	30.1	142.4	113.7
Major scheduled turnaround expenses	—	89.1	—	102.5
Depreciation and amortization	9.9	8.8	38.6	34.5
Gross profit (loss)*	$7.3	$(97.9)	$249.9	$235.5

Refining margin adjusted for FIFO impact*	$69.6	$31.5	$421.7	$506.5

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$7.62	$14.04	$15.33	$24.34
FIFO impact (favorable) unfavorable	1.89	0.63	(0.33)	1.01
Refining margin adjusted for FIFO impact*	9.51	14.67	15.00	25.35
Gross profit (loss)*	1.00	(45.81)	8.89	11.79
Direct operating expenses and major scheduled turnaround expenses	5.27	55.76	5.06	10.83
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$5.09	$49.90	$5.00	$9.96
Barrels sold (barrels per day)	82,249	25,974	77,976	59,282

	Three Months Ended December 31,				Year Ended December 31,
	2013		2012		2013		2012
Wynnewood Refinery Throughput and Production Data:
(barrels per day)
Throughput:
Sweet	57,146	68.1%	18,421	77.5%	58,329	73.0%	38,834	68.2%
Medium	22,381	26.7%	4,824	20.3%	18,698	23.4%	15,733	27.6%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	79,527	94.8%	23,245	97.8%	77,027	96.4%	54,567	95.8%
All other feedstocks and blendstocks	4,329	5.2%	529	2.2%	2,868	3.6%	2,379	4.2%
Total throughput	83,856	100.0%	23,774	100.0%	79,895	100.0%	56,946	100.0%
Production:
Gasoline	42,496	51.5%	11,596	51.3%	38,299	49.0%	27,789	50.6%
Distillate	33,292	40.3%	7,195	31.8%	31,736	40.6%	20,375	37.2%
Other (excluding internally produced fuel)	6,746	8.2%	3,827	16.9%	8,118	10.4%	6,633	12.2%
Total refining production (excluding internally produced fuel)	82,534	100.0%	22,618	100.0%	78,153	100.0%	54,797	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own a majority interest and serve as general partner. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter ended December 31, 2013 are included in CVR Partners’ press release dated February 20, 2014.

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions)
Nitrogen Fertilizer Segment Business Financial Results:
Net sales	$84.3	$67.6	$323.7	$302.3
Cost of product sold	18.9	11.5	58.1	46.1
Direct operating expenses	23.4	24.6	94.1	90.8
Major scheduled turnaround expenses	—	4.6	—	4.8
Selling, general and administrative expenses	5.3	6.0	21.0	24.1
Depreciation and amortization	7.0	4.9	25.6	20.7
Operating income	$29.7	$16.0	$124.9	$115.8

Adjusted Nitrogen Fertilizer EBITDA*	$36.6	$27.1	$152.8	$148.2

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Nitrogen Fertilizer Segment Key Operating Statistics:
Production (thousand tons):
Ammonia (gross produced)(1)	98.9	87.7	402.0	390.0
Ammonia (net available for sale)(1)(2)	1.6	35.3	37.9	124.6
UAN	270.1	127.3	930.6	643.8

Pet coke consumed (thousand tons)	126.8	109.7	487.0	487.3
Pet coke (cost per ton)	$29	$30	$30	$33

Sales (thousand tons):
Ammonia	2.6	38.4	40.5	127.8
UAN	266.5	133.0	904.6	643.5

Product pricing (plant gate) (dollars per ton)(3):
Ammonia	$478	$676	$643	$613
UAN	$253	$274	$282	$303

On-stream factor(4):
Gasification	100.0%	79.0%	95.6%	92.6%
Ammonia	99.5%	76.6%	94.4%	91.1%
UAN	98.8%	68.6%	91.9%	86.4%

Market Indicators:
Ammonia -- Southern Plains (dollars per ton)	$483	$748	$581	$647
UAN -- Corn belt (dollars per ton)	$287	$361	$337	$369

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1)
Gross tons produced for ammonia represent the total ammonia produced, including ammonia produced that was upgraded into UAN. As a result of the completion of the UAN expansion project in February 2013, the Nitrogen Fertilizer segment now upgrades substantially all of the ammonia it produces into UAN. The net tons available for sale represent the ammonia available for sale that was not upgraded into UAN.

(2)
In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 12,000 tons and 17,000 tons of ammonia, which was upgraded to UAN during the three months and year ended December 31, 2013, respectively.

(3)
Plant gate sales per ton represent net sales less freight and hydrogen revenue divided by product sales volume in tons in the reporting period and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(4)
On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency. Excluding the impact of the Linde air separation unit outage and the major scheduled turnaround, the on-stream factors for the three months ended December 31, 2012 would have been 99.7% for gasifier, 98.8% for ammonia and 91.5% for UAN.

Excluding the impact of the UAN expansion coming on-line, the planned downtime associated with replacement of damaged catalyst, the unplanned Linde air separation unit outages and the unplanned downtime associated with weather issues, the on-stream factors for the year ended December 31, 2013 would have been 99.5% for gasifier, 98.9% for ammonia and 98.0% for UAN. Excluding the impact of the Linde air separation unit outage and the major scheduled turnaround, the on-stream factors for the year ended December 31, 2012 would have been 98.1% for gasifier, 97.1% for ammonia and 92.8% for UAN.

Use of Non-GAAP Financial Measures

To supplement the Company's actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP measures as noted above which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions, except per share data)
Reconciliation of Net Income (Loss) to Adjusted Net Income:
Income (loss) before income tax expense (benefit)	$(79.7)	$61.5	$705.7	$638.2
Adjustments:
FIFO impact (favorable) unfavorable	62.0	12.9	(21.3)	58.4
Share-based compensation	4.7	10.6	18.4	39.1
Loss on extinguishment of debt	—	37.5	26.1	37.5
Major scheduled turnaround expenses	—	93.7	—	128.5
(Gain) loss on derivatives, net	115.9	8.2	(57.1)	285.6
Current period settlement on derivative contracts (1)	10.3	(57.1)	6.4	(137.6)
Expenses associated with proxy matters	—	—	—	44.2
Expenses associated with the acquisition of Gary-Williams (2)	—	0.7	—	11.0
Adjusted net income before income tax expense (benefit) and noncontrolling interest	113.2	168.0	678.2	1,104.9
Adjusted net income attributed to noncontrolling interest	(36.0)	(6.5)	(160.4)	(37.5)
Income tax expense, as adjusted	(15.5)	(57.7)	(169.2)	(407.3)
Adjusted net income attributable to CVR Energy stockholders	$61.7	$103.8	$348.6	$660.1

Adjusted net income per diluted share	$0.71	$1.20	$4.01	$7.55

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between the Petroleum segment's net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold that they are able to sell refined products. Our calculation of refining margin may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate the Petroleum segment's ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between the Petroleum segment's net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating the refineries’ performance as a general indication of the amount above their cost of product sold (taking into account the impact of the utilization of FIFO) that they are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure. Under the FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Gross profit is calculated as the difference between the Petroleum segment's net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses and depreciation and amortization. Gross profit per crude throughput barrel is calculated as gross profit as derived above divided by the refineries’ crude oil throughput volumes for the respective periods presented. Gross profit is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating the refineries’ performance and the Petroleum segment's ongoing operating results. Our calculation of gross profit may differ from similar calculations of other companies in the industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income (loss) before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense (benefit) and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, gain (loss) on derivatives, net, current period settlements on derivative contracts, loss on extinguishment of debt and expenses associated with the acquisition of Gary-Williams. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income (loss) to EBITDA and EBITDA to Adjusted EBITDA for the three months and years ended December 31, 2013 and 2012:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions)
Net income (loss) attributable to CVR Energy stockholders	$(21.7)	$40.2	$370.7	$378.6
Add:
Interest expense and other financing costs, net of interest income	10.6	17.9	49.3	74.5
Income tax expense (benefit)	(39.1)	16.7	183.7	225.6
Depreciation and amortization	37.4	32.6	142.8	130.0
EBITDA adjustments included in noncontrolling interest	(15.2)	(1.7)	(50.1)	(7.4)
EBITDA	(28.0)	105.7	696.4	801.3
Add:
FIFO impacts, (favorable) unfavorable	62.0	12.9	(21.3)	58.4
Share-based compensation	4.7	10.6	18.4	39.1
Major scheduled turnaround expenses	—	93.7	—	128.5
(Gain) loss on derivatives, net	115.9	8.2	(57.1)	285.6
Current period settlement on derivative contracts (1)	10.3	(57.1)	6.4	(137.6)
Loss on extinguishment of debt	—	37.5	26.1	37.5
Expenses associated with proxy matter	—	—	—	44.2
Expenses associated with the acquisition of Gary-Williams (2)	—	0.7	—	11.0
Adjustments included in noncontrolling interest	(54.9)	(1.9)	(9.2)	(3.5)
Adjusted EBITDA	$110.0	$210.3	$659.7	$1,264.5

Adjusted Petroleum and Nitrogen Fertilizer EBITDA represents operating income adjusted for FIFO impacts (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; current period settlements on derivative contracts; loss on disposition of fixed assets; depreciation and amortization; and other income (expense). We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partners' calculation of available cash for distribution. Adjusted EBITDA by operating segment is not a recognized term under GAAP and should not be substituted for operating income as a measure of performance. Management believes that Adjusted EBITDA by operating segment enables investors to better understand CVR Refining’s and CVR Partners' ability to make distributions to their common unitholders, evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of operating income to adjusted EBITDA for the Petroleum and Nitrogen Fertilizer segments for the three months and years ended December 31, 2013 and 2012:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions)
Petroleum:
Petroleum operating income	$14.9	$121.3	$603.0	$1,012.5
FIFO impacts (favorable), unfavorable	62.0	12.9	(21.3)	58.4
Share-based compensation, non-cash	1.2	4.7	9.5	13.5
Major scheduled turnaround expenses	—	89.1	—	123.7
Current period settlements on derivative contracts (1)	10.3	(57.1)	6.4	(137.6)
Depreciation and amortization	29.1	27.3	114.3	107.6
Other income, net	—	—	0.1	0.8
Adjusted Petroleum EBITDA	$117.5	$198.2	$712.0	$1,178.9

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer operating income	$29.7	$16.0	$124.9	$115.8
Share-based compensation, non-cash	(0.1)	1.6	2.2	6.8
Depreciation and amortization	7.0	4.9	25.6	20.7
Major scheduled turnaround expenses	—	4.6	—	4.8
Other income, net	—	—	0.1	0.1
Adjusted Nitrogen Fertilizer EBITDA	$36.6	$27.1	$152.8	$148.2

(1)
Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)	Legal, professional and integration expenses related to the December 2011 acquisition.

Derivatives Summary. The Petroleum segment enters into commodity swap contracts through crack spread swap agreements with financial counterparties to fix the spread risk between the refineries’ crude oil purchases and the refined products the refineries produce for sale. Through these swaps, the Petroleum segment will sell a fixed differential for the value between the selected refined product benchmark and the benchmark crude oil price, thereby locking in a margin for a portion of the refineries’ production. The physical volumes are not exchanged and these contracts are net settled with cash. From time to time, the Petroleum segment holds various NYMEX positions through a third-party clearing house.
The table below summarizes the Petroleum segment’s open commodity swap positions as of December 31, 2013. The positions are primarily in the form of crack spread swap agreements with financial counterparties, wherein the Petroleum segment has locked in differentials at the fixed prices noted below. As of December 31, 2013 the open commodity swap positions below were comprised of approximately 73.5% for distillate crack swaps and 26.5% for gasoline crack swaps.

Commodity Swaps	Barrels	Fixed Price(1)
First Quarter 2014	5,175,000	$29.89
Second Quarter 2014	6,000,000	28.19
Third Quarter 2014	6,000,000	26.78
Fourth Quarter 2014	5,100,000	27.25

First Quarter 2015	525,000	32.09
Second Quarter 2015	150,000	29.83
Third Quarter 2015	150,000	29.83
Fourth Quarter 2015	150,000	29.83

Total	23,250,000	$28.12

(1) Weighted-average price of all positions for period indicated.